Exhibit 99.1

Twilio Announces Fourth Quarter and Full Year 2017 Results

Q4 Total Revenue of $115.2 million, up 41% year-over-year

Q4 Base Revenue of $105.3 million, up 40% year-over-year

Q4 Dollar-Based Net Expansion Rate of 118%

SAN FRANCISCO--(BUSINESS WIRE)--February 13, 2018--Twilio Inc. (NYSE: TWLO), the leading Cloud Communications Platform company, today reported financial results for its fourth quarter and full year ended December 31, 2017.

“We are kicking off our tenth year as a company with fabulous momentum. I’m very proud of the team for our fourth quarter performance, but my excitement lies in the foundations we’ve laid for the next ten years of Twilio,” said Jeff Lawson, Twilio’s Co-Founder and Chief Executive Officer. “We are poised for a stellar year ahead, built on our relentless focus on customer success, quality, and software-fueled innovation.”

Fourth Quarter 2017 Financial Highlights

  Total revenue of $115.2 million for the fourth quarter of 2017, up 41% from the fourth quarter of 2016 and 15% sequentially from the third quarter of 2017.
  Base revenue of $105.3 million for the fourth quarter of 2017, up 40% from the fourth quarter of 2016 and 14% sequentially from the third quarter of 2017.
  GAAP loss from operations of $20.2 million for the fourth quarter of 2017, compared with GAAP loss from operations of $12.8 million for the fourth quarter of 2016. Non-GAAP loss from operations of $3.9 million for the fourth quarter of 2017, compared with non-GAAP profit from operations of $0.1 million for the fourth quarter of 2016.
  GAAP net loss per share attributable to common stockholders of $0.20 based on 93.2 million weighted average shares outstanding in the fourth quarter of 2017, compared with GAAP net loss per share attributable to common stockholders of $0.15 based on 86.1 million weighted average shares outstanding in the fourth quarter of 2016.
  Non-GAAP net loss per share attributable to common stockholders of $0.03 based on 93.2 million weighted average shares outstanding in the fourth quarter of 2017, compared with non-GAAP net profit per share attributable to common stockholders of $0.00 based on 100.2 million Non-GAAP weighted average shares outstanding in the fourth quarter of 2016.

Full Year 2017 Financial Highlights

  Total revenue of $399.0 million for the full year 2017, up 44% from the full year 2016.
  Base revenue of $365.5 million for the full year 2017, up 49% from the full year 2016.
  GAAP loss from operations of $66.1 million for the full year 2017, compared with GAAP loss from operations of $41.3 million for the full year 2016. Non-GAAP loss from operations of $20.1 million for the full year 2017, compared with non-GAAP loss from operations of $12.2 million for the full year 2016.
  GAAP net loss per share attributable to common stockholders of $0.70 based on 91.2 million weighted average shares outstanding for the full year 2017, compared with GAAP net loss per share attributable to common stockholders of $0.78 based on 53.1 million weighted average shares outstanding for the full year 2016.
  Non-GAAP net loss per share attributable to common stockholders of $0.19 based on 91.2 million non-GAAP weighted average diluted shares outstanding for the full year 2017, compared with non-GAAP net loss per share attributable to common stockholders of $0.16 based on 78.6 million non-GAAP weighted average diluted shares outstanding for the full year 2016.

Key Metrics and Recent Business Highlights

  48,979 Active Customer Accounts as of December 31, 2017, compared to 36,606 Active Customer Accounts as of December 31, 2016.
  Dollar-Based Net Expansion Rate was 118% for the fourth quarter of 2017, compared to 155% for the fourth quarter of 2016.
  Launched our Engage Roadshow program in New York City and Melbourne, bringing together developers and technical decision makers to share their experiences.
  Welcomed Sara Varni, formerly the SVP of Marketing for Salesforce’s Sales Cloud business, as our Chief Marketing Officer. Sara will be focused on scaling our marketing efforts around the world, supporting our commitment to our developer-first strategy while simultaneously taking on the enterprise market.
  Added Ron Huddleston, formerly the Corporate Vice President of the One Commercial Partner Organization for Microsoft, as our Chief Partner Officer. Ron will be responsible for unifying the partner experiences for Twilio across Solution Partners, SIs, VARs, and Resellers.
  Announced that Twilio Studio, our new drag and drop editor, has moved into Beta. Twilio Studio is designed to both expand the universe of people that can engage with our platform and accelerate their development time.

Chief Financial Officer Transition

The Company also announced plans for a transition in finance leadership. Lee Kirkpatrick, who has served as Twilio’s Chief Financial Officer since May 2012, has informed the Company and its Board of Directors of his decision to leave the company. To ensure an orderly transition and continuity of operations, Kirkpatrick will continue to serve as CFO until his successor is found and has moved into the role. The search process will begin shortly and is expected to be completed before the end of the year.

Outlook

Twilio is providing guidance for the first quarter ending March 31, 2018 and full year ending December 31, 2018 as follows:

Quarter ending March 31, 2018:
Total Revenue (millions)	$115.0	to	$117.0
Base Revenue (millions)	$108.0	to	$109.0
Non-GAAP loss from operations (millions)	$7.0	to	$6.0
Non-GAAP net loss per share	$0.07	to	$0.06
Weighted average shares outstanding (millions)			94.5

Full year ending December 31, 2018:
Total Revenue (millions)	$506.0	to	$514.0
Base Revenue (millions)	$483.0	to	$487.0
Non-GAAP loss from operations (millions)	$15.5	to	$11.5
Non-GAAP net loss per share	$0.14	to	$0.10
Weighted average shares outstanding (millions)			96.0

Conference Call Information

Twilio will host a conference call today, February 13, 2018, to discuss fourth quarter and full year 2017 financial results, as well as the first quarter and full year 2018 outlook, at 2 p.m. Pacific Time, 5 p.m. Eastern Time. A live webcast of the conference call, as well as a replay of the call, will be available at https://investors.twilio.com. The conference call can also be accessed by dialing (844) 453-4207, or +1 (647) 253-8638 (outside the U.S. and Canada). The conference ID is 6928729. Following the completion of the call through 11:59 PM Eastern Time on February 20, 2018, a replay will be available by dialing (800) 585-8367 or +1 (416) 621-4642 (outside the U.S. and Canada) and entering passcode 6928729. Twilio has used, and intends to continue to use, its investor relations website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Twilio Inc.

Twilio's mission is to fuel the future of communications. Developers and businesses use Twilio to make communications relevant and contextual by embedding messaging, voice, and video capabilities directly into their software applications. Founded in 2008,Twilio has over 900 employees, with headquarters in San Francisco and other offices in Bogotá, Dublin, Hong Kong, London, Madrid, Malmö, Mountain View, Munich, New York City, Singapore and Tallinn.

Forward-Looking Statements

This press release and the accompanying conference call contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s outlook for the quarter ending March 31, 2018 and full year ending December 31, 2018 and Twilio’s expectations regarding its products and solutions. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions; changes in the market for communications; Twilio’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; Twilio’s ability to generate sufficient revenues to achieve or sustain profitability; Twilio’s ability to retain customers and attract new customers; Twilio’s limited operating history, which makes it difficult to evaluate its prospects and future operating results; Twilio’s ability to effectively manage its growth; and Twilio’s ability to compete effectively in an intensely competitive market.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2017 filed on November 14, 2017. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Twilio makes with the Securities and Exchange Commission from time to time. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding Twilio’s results, the following non-GAAP financial measures are disclosed: non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP loss from operations and operating margin, non-GAAP net loss attributable to common stockholders, and non-GAAP net loss per share attributable to common stockholders, basic and diluted.

Non-GAAP Gross Profit and Non-GAAP Gross Margin. For the periods presented, Twilio defines non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude stock-based compensation and amortization of acquired intangibles.

Non-GAAP Operating Expenses. For the periods presented, Twilio defines non-GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, and payroll taxes related to stock-based compensation.

Non-GAAP Loss from Operations and Non-GAAP Operating Margin. For the periods presented, Twilio defines non-GAAP loss from operations and non-GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, and payroll taxes related to stock-based compensation.

Non-GAAP Net Loss Attributable to Common Stockholders and Non-GAAP Net Loss Per Share Attributable to Common Stockholders, Basic and Diluted. For the periods presented, Twilio defines non-GAAP net loss attributable to common stockholders and non-GAAP net loss per share attributable to common stockholders, basic and diluted, as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, and payroll taxes related to stock-based compensation.

Twilio’s management uses the foregoing non-GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes. Twilio’s management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of results of operations, and assists in comparisons with other companies, many of which use similar non-GAAP financial information to supplement their GAAP results. Non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. Whenever Twilio uses a non-GAAP financial measure, a reconciliation is provided to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

With respect to Twilio’s guidance as provided under “Outlook” above, Twilio has not reconciled its expectations as to non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Operating Metrics

Twilio reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of Active Customer Accounts, Base Revenue, and Dollar-Based Net Expansion Rate.

Number of Active Customer Accounts. Twilio believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Twilio defines an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which Twilio has recognized at least $5 of revenue in the last month of the period. Twilio believes that use of its platform by customers at or above the $5 per month threshold is a stronger indicator of potential future engagement than trial usage of its platform or usage at levels below $5 per month. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account.

Base Revenue. Twilio monitors Base Revenue as one of the more reliable indicators of future revenue trends. Base Revenue consists of all revenue other than revenue from large Active Customer Accounts that have never entered into 12-month minimum revenue commitment contracts with Twilio, which the Company refers to as Variable Customer Accounts. While almost all of Twilio’s customers exhibit some level of variability in the usage of its products, based on the experience of Twilio’s management, Twilio believes that Variable Customer Accounts are more likely to have significant fluctuations in usage of its products from period to period, and therefore that revenue from Variable Customer Accounts may also fluctuate significantly from period to period. This behavior is best evidenced by the decision of such customers not to enter into contracts with Twilio that contain minimum revenue commitments, even though they may spend significant amounts on the use of the Company’s products and they may be foregoing more favorable terms often available to customers that enter into committed contracts with Twilio. This variability adversely affects Twilio’s ability to rely upon revenue from Variable Customer Accounts when analyzing expected trends in future revenue.

For historical periods through March 31, 2016, Twilio defined a Variable Customer Account as an Active Customer Account that (i) had never signed a minimum revenue commitment contract with the Company for a term of at least 12 months and (ii) has met or exceeded 1% of the Company’s revenue in any quarter in the periods presented through March 31, 2016. To allow for consistent period-to-period comparisons, in the event a customer qualified as a Variable Customer Account as of March 31, 2016, or a previously Variable Customer Account ceased to be an Active Customer Account as of such date, Twilio included such customer as a Variable Customer Account in all periods presented. For reporting periods starting with the three months ended June 30, 2016, Twilio defines a Variable Customer Account as a customer account that (a) has been categorized as a Variable Customer Account in any prior quarter, as well as (b) any new customer account that (i) has never signed a minimum revenue commitment contract with Twilio for a term of at least 12 months and (ii) meets or exceeds 1% of the Company’s revenue in a quarter. Once a customer account is deemed to be a Variable Customer Account in any period, they remain a Variable Customer Account in subsequent periods unless they enter into a minimum revenue commitment contract with Twilio for a term of at least 12 months.

Dollar-Based Net Expansion Rate. Twilio’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which Twilio tracks its performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts, other than Variable Customer Accounts. Twilio’s Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Twilio’s Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, for reporting periods starting with the three months ended December 31, 2016, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric. Twilio believes that measuring Dollar-Based Net Expansion Rate on revenue generated from Active Customer Accounts, other than Variable Customer Accounts, provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customer accounts.

Twilio’s Dollar-Based Net Expansion Rate compares the revenue from Active Customer Accounts, other than Variable Customer Accounts, in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, the Company first identifies the cohort of Active Customer Accounts, other than Variable Customer Accounts, that were Active Customer Accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When Twilio calculates Dollar-Based Net Expansion Rate for periods longer than one quarter, it uses the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period.

Source: Twilio Inc.

TWILIO INC.
Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Three Months Ended
	December 31,
	2017	2016
	(Unaudited)
Revenue	$115,236	$81,952
Cost of revenue	55,022	34,205
Gross profit	60,214	47,747
Operating expenses:
Research and development	32,829	24,587
Sales and marketing	27,622	17,816
General and administrative	18,809	14,304
Charitable contribution	1,172	3,860
Total operating expenses	80,432	60,567
Loss from operations	(20,218)	(12,820)
Other income (expenses), net	1,102	225
Loss before (provision) benefit for income taxes	(19,116)	(12,595)
(Provision) benefit for income taxes	197	(13)
Net loss attributable to common stockholders	$(18,919)	$(12,608)

Net loss per share attributable to common stockholders, basic and diluted	$(0.20)	$(0.15)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	93,246,941	86,132,737

TWILIO INC.
Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Year Ended
	December 31,
	2017	2016

Revenue	$399,020	$277,335
Cost of revenue	182,895	120,520
Gross profit	216,125	156,815
Operating expenses:
Research and development	120,739	77,926
Sales and marketing	100,669	65,267
General and administrative	59,619	51,077
Charitable contribution	1,172	3,860
Total operating expenses	282,199	198,130
Loss from operations	(66,074)	(41,315)
Other income (expenses), net	3,071	317
Loss before provision for income taxes	(63,003)	(40,998)
Provision for income taxes	(705)	(326)
Net loss attributable to common stockholders	$(63,708)	$(41,324)

Net loss per share attributable to common stockholders, basic and diluted	$(0.70)	$(0.78)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	91,224,607	53,116,675

TWILIO INC.
Consolidated Balance Sheets
(In thousands)

	As of December 31,
Assets	2017	2016
Current assets:
Cash and cash equivalents	$115,286	$305,665
Short-term marketable securities	175,587	-
Accounts receivable, net	43,113	26,203
Prepaid expenses and other current assets	19,279	21,512
Total current assets	353,265	353,380
Restricted cash	5,502	7,445
Property and equipment, net	50,541	37,552
Intangible assets, net	20,064	10,268
Goodwill	17,851	3,565
Other long-term assets	2,559	484
Total assets	$449,782	$412,694

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,116	$4,174
Accrued expenses and other current liabilities	53,614	59,308
Deferred revenue	13,797	10,222
Total current liabilities	78,527	73,704
Long-term liabilities	11,409	9,543
Total liabilities	89,936	83,247
Commitments and contingencies
Stockholders’ equity:
Preferred stock	-	-
Common stock	94	87
Additional paid-in capital	608,165	516,090
Accumulated other comprehensive income	2,025	-
Accumulated deficit	(250,438)	(186,730)
Total stockholders’ equity	359,846	329,447
Total liabilities and stockholders’ equity	$449,782	$412,694

TWILIO INC.
Consolidated Statements of Cash Flow
(In thousands)

	Year Ended
	December 31,
	2017	2016
Operating Activities:
Net loss	$(63,708)	$(41,324)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation and amortization	18,764	8,315
Amortization of bond premium	262	-
Stock-based compensation	49,619	24,225
Value of common stock donated to charity	1,172	-
Provision for doubtful accounts	580	1,145
Write-off of internally developed software	561	711
(Gain) loss on lease termination	(295)	94
Changes in assets and liabilities:
Accounts receivable	(15,280)	(8,254)
Prepaid expenses and other current assets	2,214	(13,755)
Other long-term assets	(1,989)	(135)
Accounts payable	5,433	1,714
Accrued expenses and other current liabilities	(3,312)	24,182
Deferred revenue	3,560	4,076
Long-term liabilities	(841)	9,097
Net cash provided by (used in) operating activities	(3,260)	10,091

Investing Activities:
(Increase) decrease in restricted cash	3,118	(7,439)
Purchases of marketable securities	(293,186)	-
Maturities of marketable securities	115,877	-
Capitalized software development costs	(17,280)	(11,527)
Purchases of property and equipment	(9,248)	(14,174)
Purchases of intangible assets	(290)	(785)
Acquisitions, net of cash acquired	(22,621)	(8,500)
Net cash used in investing activities	(223,630)	(42,425)

Financing Activities:
Proceeds from initial public offering, net of underwriting discounts	-	160,426
Proceeds from follow-on public offering, net of underwriting discounts	-	65,281
Payments of costs related to public offerings	(430)	(4,606)
Proceeds from exercises of stock options	25,627	9,100
Proceeds from shares issued in ESPP	11,918	-
Value of equity awards withheld for tax liabilities	(678)	(1,037)
Net cash provided by financing activities	36,437	229,164

Effect of exchange rate changes on cash and cash equivalents	74	-

Net increase (decrease) in cash and cash equivalents	(190,379)	196,830
Cash and cash equivalents at beginning of year	305,665	108,835
Cash and cash equivalents at end of year	$115,286	$305,665

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)

	Three Months Ended
	December 31,
	2017	2016
	(Unaudited)
Gross profit	$60,214	$47,747
Non-GAAP adjustments:
Stock-based compensation	190	156
Amortization of acquired intangibles	1,215	409
Non-GAAP gross profit	$61,619	$48,312

Non-GAAP gross margin	53%	59%

Research and development	$32,829	$24,587
Non-GAAP adjustments:
Stock-based compensation	(6,121)	(5,310)
Amortization of acquired intangibles	(38)	(37)
Payroll taxes related to stock-based compensation	(122)	(61)
Non-GAAP research and development	$26,548	$19,179

Non-GAAP research and development as % of revenue	23%	23%

Sales and marketing	$27,622	$17,816
Non-GAAP adjustments:
Stock-based compensation	(2,861)	(1,690)
Amortization of acquired intangibles	(214)	-
Payroll taxes related to stock-based compensation	(100)	(169)
Non-GAAP sales and marketing	$24,447	$15,957

Non-GAAP sales and marketing as % of revenue	21%	19%

General and administrative	$18,809	$14,304
Non-GAAP adjustments:
Stock-based compensation	(4,474)	(1,420)
Amortization of acquired intangibles	(20)	(27)
Acquisition related expenses	-	(362)
Release of tax liability upon obligation settlement	284	805
Payroll taxes related to stock-based compensation	(79)	(204)
Non-GAAP general and administrative	$14,520	$13,096

Non-GAAP general and administrative as % of revenue	13%	16%

Loss from operations and margin	$(20,218)	$(12,820)
Non-GAAP adjustments:
Stock-based compensation	13,646	8,576
Amortization of acquired intangibles	1,487	473
Release of tax liability upon obligation settlement	(284)	(805)
Acquisition related expenses	-	362
Payroll taxes related to stock-based compensation	301	434
Charitable contribution	1,172	3,860
Non-GAAP income (loss) from operations	$(3,896)	$80

Non-GAAP operating margin	-3%	0%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)	Three Months Ended
	December 31,
	2017	2016
	(Unaudited)
Net loss attributable to common stockholders	$(18,919)	$(12,608)
Non-GAAP adjustments:
Stock-based compensation	13,646	8,576
Amortization of acquired intangibles	1,487	473
Release of tax liability upon obligation settlement	(284)	(805)
Acquisition related expenses	-	362
Payroll taxes related to stock-based compensation	301	434
Charitable contribution	1,172	3,860
Non-GAAP net income (loss) attributable to common stockholders	$(2,597)	$292

Non-GAAP net income (loss) attributable to common stockholders as % of revenue	-2%	0%

Net loss per share attributable to common stockholders, basic and diluted*	$(0.20)	$(0.15)
Non-GAAP adjustments:
Stock-based compensation	0.15	0.10
Amortization of acquired intangibles	0.02	0.01
Release of tax liability upon obligation settlement	(0.00)	(0.01)
Acquisition related expenses	-	0.00
Payroll taxes related to stock-based compensation	0.00	0.01
Charitable contribution	0.01	0.04
Dilutive securities	-	0.00
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$(0.03)	$0.00

GAAP weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted	93,246,941	86,132,737

Effect of dilutive securities (stock options and restricted stock units)	-	14,073,935

Non-GAAP weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted	93,246,941	100,206,672

* Some columns may not add due to rounding

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)

	Year Ended
	December 31,
	2017	2016
	(Unaudited)
Gross profit	$216,125	$156,815
Non-GAAP adjustments:
Stock-based compensation	650	291
Amortization of acquired intangibles	4,644	619
Non-GAAP gross profit	$221,419	$157,725

Non-GAAP gross margin	55%	57%

Research and development	$120,739	$77,926
Non-GAAP adjustments:
Stock-based compensation	(22,808)	(12,946)
Amortization of acquired intangibles	(139)	(151)
Payroll taxes related to stock-based compensation	(1,466)	(61)
Gain on lease termination	150	-
Non-GAAP research and development	$96,476	$64,768

Non-GAAP research and development as % of revenue	24%	23%

Sales and marketing	$100,669	$65,267
Non-GAAP adjustments:
Stock-based compensation	(9,822)	(4,972)
Amortization of acquired intangibles	(753)	-
Payroll taxes related to stock-based compensation	(714)	(169)
Gain on lease termination	100	-
Non-GAAP sales and marketing	$89,480	$60,126

Non-GAAP sales and marketing as % of revenue	22%	22%

General and administrative	$59,619	$51,077
Non-GAAP adjustments:
Stock-based compensation	(16,339)	(6,016)
Amortization of acquired intangibles	(84)	(110)
Acquisition related expenses	(310)	(499)
Release of tax liability upon obligation settlement	13,365	805
Payroll taxes related to stock-based compensation	(770)	(204)
Gain on lease termination	45	-
Non-GAAP general and administrative	$55,526	$45,053

Non-GAAP general and administrative as % of revenue	14%	16%

Loss from operations and margin	$(66,074)	$(41,315)
Non-GAAP adjustments:
Stock-based compensation	49,619	24,225
Amortization of acquired intangibles	5,620	880
Acquisition related expenses	310	499
Release of tax liability upon obligation settlement	(13,365)	(805)
Payroll taxes related to stock-based compensation	2,950	434
Gain on lease termination	(295)	-
Charitable contribution	1,172	3,860
Non-GAAP loss from operations	$(20,063)	$(12,222)

Non-GAAP operating margin	-5%	-4%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)	Year Ended
	December 31,
	2017	2016
	(Unaudited)
Net loss attributable to common stockholders	$(63,708)	$(41,324)
Non-GAAP adjustments:
Stock-based compensation	49,619	24,225
Amortization of acquired intangibles	5,620	880
Release of tax liability upon obligation settlement	(13,365)	(805)
Acquisition related expenses	310	499
Payroll taxes related to stock-based compensation	2,950	434
Gain on lease termination	(295)	-
Charitable contribution	1,172	3,860
Non-GAAP net loss attributable to common stockholders	$(17,697)	$(12,231)

Non-GAAP net loss attributable to common stockholders as % of revenue	-4%	-4%

Net loss per share attributable to common stockholders, basic and diluted*	$(0.70)	$(0.78)
Non-GAAP adjustments:
Stock-based compensation	0.54	0.46
Amortization of acquired intangibles	0.06	0.02
Release of tax liability upon obligation settlement	(0.15)	(0.02)
Acquisition related expenses	0.00	0.01
Payroll taxes related to stock-based compensation	0.03	0.01
Gain on lease termination	(0.00)	-
Charitable contribution	0.01	0.07
Convertible preferred stock	-	0.07
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.19)	$(0.16)

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	91,224,607	53,116,675

Weighted-average shares of convertible preferred stock issued and outstanding	-	25,454,849

Non-GAAP weighted-average shares used to compute Non-GAAP net loss per share attributable to common stockholders, basic and diluted	91,224,607	78,571,524

* Some columns may not add due to rounding

TWILIO INC.
Key Metrics
(Unaudited)
	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,
	2017	2017	2017	2017

Number of Active Customers (as of end date of period)	40,696	43,431	46,489	48,979
Base Revenue (in thousands)	$80,643	$87,583	$91,965	$105,299
Base Revenue Growth Rate	62%	55%	43%	40%
Dollar-Based Net Expansion Rate	141%	131%	122%	118%

CONTACT:
Twilio Inc.
Investor Contact:
Greg Kleiner
ir@Twilio.com
or
Media Contact:
Caitlin Epstein
press@Twilio.com